Exhibit 10.27

EXECUTION COPY

THIRD AMENDMENT dated as of November 24, 2004 (this “Amendment”), to the CREDIT AGREEMENT dated as of September 9, 2003, as amended and restated as of July 27, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DEX MEDIA, INC., DEX MEDIA WEST, INC., DEX MEDIA WEST LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent (in such capacities, the “Agent”), and J.P.MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Joint Bookrunners and Co-Lead Arrangers.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower, the Parent and Holdings have requested that the Credit Agreement be amended so as to provide for (i) a new tranche of term loans thereunder (the “New Tranche B Term Loans”), the proceeds of which, together with a portion of the Net Proceeds from the issuance and sale by the Borrower of its 5.875% Senior Notes due 2011 (the “Additional Senior Unsecured Notes”) in a principal amount of not less than $300,000,000, and, if necessary, other available funds of the Borrower, will be used to refinance all currently outstanding Tranche B Term Loans, and which New Tranche B Term Loans, except as revised hereby, will have the same terms as the currently outstanding Tranche B Term Loans under the Credit Agreement, and (ii) modifications to the Applicable Rate for New Tranche B Term Loans.

C. Each existing Tranche B Lender (an “Existing Tranche B Term Lender”) that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and agrees to convert its outstanding Tranche B Term Loans to New Tranche B Term Loans (a “Converting Tranche B Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert its Tranche B Term Loans (“Existing Tranche B Term Loans”) outstanding on the Amendment Effective Date (as defined herein) into New Tranche B Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche B Term Loans, and (iii) upon the Amendment Effective Date, to have converted such amount of its Existing Tranche B Term Loans as is determined by JPMorgan Securities Inc. and Banc of America Securities LLC (the “Arrangers”) and the Borrower and notified to such Existing Tranche B Term Lender into New Tranche B Term Loans in an equal principal amount.

D. Each Person (other than a Converting Tranche B Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees to make New Tranche B Term Loans (an “Additional Tranche B Term Lender”), including any Existing Tranche B Term Lender that notifies the Arrangers that it does not want to be a Converting Term Lender but is willing to undertake a commitment to make and fund

New Tranche B Term Loans, will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Tranche B Term Loans (“Additional Tranche B Term Loans”) to the Borrower on the Amendment Effective Date in such amounts (not in excess of any such commitment) as are determined by the Arrangers and the Borrower and notified to such Additional Tranche B Term Lender. The proceeds of such Additional Tranche B Term Loans will be used by the Borrower, together with a portion of the proceeds of the Additional Senior Unsecured Notes and, if necessary, other available cash, to repay in full the outstanding principal amount of Existing Tranche B Term Loans that are not converted by Converting Tranche B Term Lenders into New Tranche B Term Loans.

E. Each Lender other than a Converting Tranche B Term Lender or an Additional Tranche B Term Lender, including any Existing Tranche B Term Lender that executes and delivers a Lender Addendum solely in the capacity of a Tranche B Lender and not specifically as a Converting Tranche B Term Lender or an Additional Tranche B Term Lender, will be deemed to have agreed to the terms of this Amendment but will not be deemed thereby to have agreed to convert Existing Tranche B Term Loans into New Tranche B Term Loans or to have made any commitment to make Additional Tranche B Term Loans.

F. The Lenders are willing, subject to the terms and conditions set forth in this Amendment, to effect such amendments to the Credit Agreement.

G. The Converting Tranche B Term Lenders and the Additional Tranche B Term Lenders (collectively, the “New Tranche B Term Lenders”) are severally willing to convert their Existing Tranche B Term Loans into New Tranche B Term Loans or to make New Tranche B Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date:

(a) the definition of each of the following terms in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Applicable Rate” means, for any day (a) with respect to any Tranche B Term Loan, 0.75% per annum, in the case of an ABR Loan, and 1.75% per annum, in the case of a Eurocurrency Loan, and (b) with respect to any ABR Loan or Eurocurrency Loan that is a Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Category 1 greater than or equal to 4.50 to 1.00	1.00%	2.00%	0.375%
Category 2 greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	0.75%	1.75%	0.375%
Category 3 less than 4.00 to 1.00	0.50%	1.50%	0.375%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be greater than 6.00 to 1.00 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period, plus (iii) the amount of dividends paid by Holdings during such period pursuant to Section 6.08(a)(viii) minus (b) the sum of (i) interest income of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, amounts attributable to amortization of financing costs, (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, plus (iv) to the extent included in such consolidated interest expense for such period, amounts attributable to premiums paid, prepayment fees or penalties related to the repayment of Indebtedness. For purposes of the foregoing, interest expense of any Person shall be determined after giving effect to any net payments made or received by such Person with respect to interest rate Swap Agreements (other than early termination payments).

“Tranche B Term Loans” means a Loan made pursuant to clause (b) of Section 2.01 or, as the context may require, a “Tranche B Term Loan” outstanding hereunder prior to the Second Refinancing Date.

(b) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:

“Third Amendment” means the Third Amendment dated as of November 24, 2004, to this Agreement.

“Second Refinancing Date” means the date on which Tranche B Term Loans are made pursuant to Section 3 of the Third Amendment.

“Tranche B Undertaking” means, with respect to each Lender, the agreement, if any, of such Lender to make, or convert an existing term loan into, a Tranche B Term Loan pursuant to Section 3 of the Third Amendment on the Second Refinancing Date. The amount of each Lender’s Tranche B Undertaking is set forth on Schedule 2.01.

(c) The definitions of “New Tranche B Lender” and “Tranche B Commitment” in Section 1.01 of the Credit Agreement are deleted.

(d) Section 2.01 of the Credit Agreement is amended to read as follows:

“SECTION 2.01. Commitments. (a) On the Refinancing Date, each Tranche A Lender with a Tranche A Commitment made Tranche A Term Loans to the Borrower in an amount equal to such Tranche A Commitment.

(b) Subject to the terms and conditions set forth in the Third Amendment, each Lender has agreed to make, or acquire through conversion of existing term loans, a Tranche B Term Loan to the Borrower on the Second Refinancing Date in a principal amount equal to its Tranche B Undertaking.

(c) Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not (after giving effect to any concurrent use of the proceeds thereof to repay Swingline Loans or LC Disbursements) result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

(d) Amounts repaid in respect of Term Loans may not be reborrowed.”

(e) Section 2.08(a) of the Credit Agreement is amended to read as follows:

“SECTION 2.08. Termination and Reduction of Commitments. (a) The Tranche A Commitments terminated at 5:00 p.m., New York City time, on the Refinancing Date. The Tranche B Undertakings shall terminate at 5:00 p.m., New York City time, on the Second Refinancing Date, and the Revolving Commitments shall terminate on the Revolving Maturity Date.”

(f) Section 2.10(b) of the Credit Agreement is amended to read in its entirety as follows:

“(b) Subject to adjustment pursuant to paragraph (d) of this Section 2.10, the Borrower shall repay Tranche B Borrowings on each date set forth below in an amount equal to the percentage of the aggregate principal amount of Tranche B Term Loans made on the Second Refinancing Date set forth opposite such date:

Date	Percentage of Principal Amount to be Repaid
June 30, 2005	1.04%
September 30, 2005	1.04%
December 31, 2005	1.04%
March 31, 2006	1.04%
June 30, 2006	1.04%
September 30, 2006	1.04%
December 31, 2006	1.04%
March 31, 2007	1.04%
June 30, 2007	1.04%
September 30, 2007	1.04%
December 31, 2007	1.04%
March 31, 2008	1.04%
June 30, 2008	1.04%
September 30, 2008	1.04%
December 31, 2008	1.04%
March 31, 2009	1.04%
June 30, 2009	19.80%
September 30, 2009	19.80%
December 31, 2009	21.88%
Tranche B Maturity Date	21.88%

(g) Section 2.11(f) of the Credit Agreement is amended by (x) replacing clause (ii) of the proviso to the third sentence thereof with new clause (ii) that reads as follows: “(ii) the proceeds of the Tranche B Term Loans made on the Second

Refinancing Date, together with such additional amounts as may be necessary, shall be applied to the repayment of all Tranche B Term Loans outstanding immediately prior to the Second Refinancing Date and”.

(h) Section 2.12 of the Credit Agreement is amended by redesignating paragraph (d) as paragraph (e) and adding a new paragraph (d) to read as follows:

“(d) All voluntary prepayments of Tranche B Term Loans effected on or prior to the first anniversary of the Second Refinancing Date with the proceeds of a substantially concurrent issuance or incurrence of secured Indebtedness under any bank credit facility (including any replacement or incremental term loan facility effected pursuant to an amendment of this Agreement) will be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment if the Applicable Rate or similar interest rate spread applicable to such Indebtedness is, or upon satisfaction of certain conditions could be, less than the Applicable Rate that would apply to the Tranche B Term Loans (based on the definition of Applicable Rate as in effect on the Second Refinancing Date). Such fee shall be paid by the Borrowers to the Administrative Agent, for the accounts of the relevant Term Lenders, on the date of such prepayment.”

(i) Section 5.11 of the Credit Agreement is amended by revising the first sentence of such Section to read as follows: “The proceeds of the Tranche A Term Loans made on the Refinancing Date will be used only to refinance Tranche A Term Loans outstanding immediately prior to the Refinancing Date and to pay fees and expenses in connection therewith, and the proceeds of the Tranche B Term Loans made on the Second Refinancing Date will be used only to refinance Tranche B Term Loans outstanding immediately prior to the Second Refinancing Date and to pay fees and expenses in connection therewith.”

(j) Schedule 2.01 of the Credit Agreement is deleted and replaced in its entirety with a new Schedule 2.01 that will, upon completion of the allocations of Tranche B Undertakings in accordance with the terms hereof, set forth each Lender’s Tranche A Commitment, Tranche B Undertaking and Revolving Commitment, and shall be furnished to each New Tranche B Term Lender promptly upon the completion of such allocations.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower, the Parent and Holdings represents and warrants to each of the Lenders, the New Tranche B Term Lenders and the Agent that, as of the Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended and restated hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that the foregoing representation is made by the Parent only in respect of the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.08, 3.09 and 3.12 of the Credit Agreement.

(c) No Default or Event of Default has occurred and is continuing.

SECTION 3. New Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein, (i) each Converting Tranche B Term Lender agrees to convert its Existing Tranche B Term Loans into New Tranche B Term Loans on the Amendment Effective Date in amounts equal to its Tranche B Undertaking and (ii) each Additional Tranche B Term Lender agrees to make New Tranche B Term Loans to the Borrower on the Amendment Effective Date in amounts equal to its Tranche B Undertaking. Each Additional Tranche B Term Lender will make its New Tranche B Term Loans on the Amendment Effective Date by transferring to the Agent, in the manner contemplated by Section 2.06 of the Credit Agreement, an amount equal to the amount of its Tranche B Undertaking. Any portion of an Existing Tranche B Term Loan converted by a Converting Tranche B Term Lender into a New Tranche B Term Loan as contemplated hereby is referred to herein as a “Converted Loan”. The “Tranche B Undertaking” (i) of any Converting Tranche B Term Lender will be such amount of its Existing Tranche B Term Loans to be converted into an equal amount of New Tranche B Term Loans, as is determined by the Arrangers and the Borrower and notified to such Lender prior to the Amendment Effective Date, and (ii) of any Additional Tranche B Term Lender will be the amount (not exceeding any commitment offered by such Additional Tranche B Term Lender) allocated to it by the Arrangers and the Borrower and notified to it prior to the Amendment Effective Date. The new Schedule 2.01 of the Credit Agreement contemplated by Section 1(j) hereof will separately set forth (i) the Tranche B Undertaking of each Converting Tranche B Term Lender and (ii) the Tranche B Undertaking of each Additional Tranche B Term Lender. The commitments of the Additional Tranche B Term Lenders and the conversion undertakings of the Converting Tranche B Term Lenders are several and no such Lender will be responsible for any other Lender’s failure to make or acquire by conversion New Tranche B Term Loans.

(b) Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Tranche B Term Loans will not exceed (i) the aggregate principal amount of the Existing Tranche B Term Loans immediately prior to the Amendment Effective Date minus (ii) the amount of Net Proceeds from the issuance of the Additional Senior Unsecured Notes applied to the prepayment of the Existing Tranche B Term Loans pursuant to Section 2.11(f) of the Credit Agreement.

(c) The obligation of each New Tranche B Term Lender to make or acquire by conversion New Tranche B Term Loans, in each case on the Amendment Effective Date, is subject to the satisfaction of the following conditions:

(i) The conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Agent shall have received a certificate of a Financial Officer, dated the Amendment Effective Date, to such effect.

(ii) The Agent shall have received a favorable legal opinion of Latham & Watkins LLP, counsel to the Borrower, Holdings and the Parent, addressed to the Agent, and the New Tranche B Term Lenders and dated the Amendment Effective Date, covering such matters relating to the New Tranche B Term Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Agent may reasonably request, and such opinion shall be reasonably satisfactory to the Agent.

(iii) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Agent.

(iv) To the extent deemed necessary or appropriate by the Agent, each Security Document shall have been amended to provide the benefits thereof to the New Tranche B Term Lenders on the same basis as such benefits are provided to the Existing Tranche B Term Lenders.

(v) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Agent pursuant to which it confirms that it consents to this Amendment and the New Tranche B Term Loans and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

(vi) The Borrower shall have received from the issuance of the Additional Senior Unsecured Notes gross cash proceeds of at least $300,000,000. The Additional Senior Unsecured Notes shall be unsecured and shall not mature or be subject to mandatory repurchase, redemption or amortization (other than pursuant to customary asset sale or change in control provisions requiring redemption or repurchase only if and to the extent then permitted by the Credit Agreement) prior to the date that is six months after the Tranche B Maturity Date.

(vii) The aggregate amount of the Tranche B Undertakings of the Additional Tranche B Term Lenders, plus the amount of Net Proceeds from the issuance of Additional Senior Unsecured Notes to be applied to the prepayment of Existing Tranche B Term Loans and the amount of other cash available to be used to prepay Existing Tranche B Term Loans, shall equal or exceed the aggregate principal amount of the Existing Tranche B Term Loans other than Converted Loans.

(viii) The Agent shall have received evidence that the Borrower has made the payments referred to in Section 3(e) or is making such payments on the Amendment Effective Date with the proceeds of the Additional Term Loans, the Additional Senior Unsecured Notes and such other funds as may be required.

(ix) The conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.

(d) All New Tranche B Term Loan Eurocurrency Borrowings made on the Amendment Effective Date shall have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Tranche B Term Loan Borrowings being refinanced, and the Adjusted LIBO Rates applicable to such New Tranche B Term Loan Borrowings during such initial Interest Periods shall be the same as those applicable to the Existing Tranche B Term Loan Borrowings being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the Additional Tranche B Term Loans of each Additional Tranche B Term Lender in the same proportion that such Interest Periods applied to the Existing Tranche B Term Loans on the Amendment Effective Date. The Borrower will not be required to make any payments to Converting Tranche B Term Lenders under Section 2.16 of the Credit Agreement in connection with the conversion of their Existing Tranche B Term Loans into New Tranche B Term Loans.

(e) On the Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Tranche B Term Loans, Net Proceeds from the issuance of the Additional Senior Unsecured Notes (in the amount required to be applied to the prepayment of Existing Tranche B Term Loans pursuant to Section 2.11(f) of the Credit Agreement, after giving effect to the exercise of rights by Existing Tranche B Lenders to decline mandatory prepayments provided for therein) and such other amounts as may be necessary to (i) prepay in full all Existing Tranche B Term Loans (other than Converted Loans), (ii) pay all accrued and unpaid interest on all Existing Tranche B Term Loans and (iii) pay to each Tranche B Lender all amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (other than Converted Loans) and all other Obligations then due and owing to such Lenders under the Credit Agreement in their capacities as such. The Lenders hereby waive compliance by the Borrower with the notice provision of Section 2.11(g) of the Credit Agreement in respect of prepayment of Term Loans using the proceeds of the Additional Senior Unsecured Notes.

(f) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans” shall be deemed a reference to the New Tranche B Term Loans contemplated hereby. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Tranche B Lender prior to the Amendment Effective Date, but that is not a New Tranche B Lender.

SECTION 4. Effectiveness of Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(i) The Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (A) the Borrower, the Parent and Holdings, (B) the Required Lenders, (C) each Converting Tranche B Term Lender, (D) each Additional Tranche B Term Lender and (E) Lenders holding a majority of the existing Tranche A Term Loans.

(ii) The conditions set forth in Section 3(c) hereof shall have been satisfied and the Borrower shall have made the payments required to be made by Section 3(e) hereof.

(iii) To the extent invoiced, the Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Costs and Expenses. The Borrower agrees to reimburse the Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agent.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

DEX MEDIA WEST LLC,

by	/S/ GEORGE BURNETT
	Name:	George Burnett
	Title:	Chief Executive Officer

DEX MEDIA WEST, INC.,

by	/S/ GEORGE BURNETT
	Name:	George Burnett
	Title:	Chief Executive Officer

DEX MEDIA, INC.,

by	/S/ GEORGE BURNETT
	Name:	George Burnett
	Title:	Chief Executive Officer

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually and as Agent,

by	/s/ Thomas H. Kozlark
	Name:	Thomas H. Kozlark
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Crescent-3 LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Cypresstree-1 LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Frazer-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Pondview LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Soleil LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Soleil-2 LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

KZH Sterling LLC

By:	/S/ JOYCE FRASER-BRYANT
	Name:	Joyce Fraser-Bryant
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Sun Life Assurance Company of Canada (US)

By:	Fairlead Capital Management, Inc. as Sub-Advisor

By:	/S/ MELISSA MARANO
	Name:	Melissa Marano
	Title:	Vice President and Senior Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

APEX (Trimaran) CDO I, Ltd.

By:	Trimaran Advisors, L.L.C.

By:	/S/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Emerald Orchard Limited

By:	/S/ MASOOD FIKREE
	Name:	Masood Fikree
	Title:	Attorney-in-Fact

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Toronto Dominion (New York), Inc.

By:	/S/ MASOOD FIKREE
	Name:	Masood Fikree
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

SOL Loan Funding LLC

By:	/S/ SUZANNE SMITH
	Name:	Suzanne Smith
	Title:	As Attorney-in-Fact

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
	Name:	Steven Columbaro
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

SECURITY BENEFIT LIFE INSURANCE COMPANY

By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
	Name:	Steven Columbaro
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Blue Square Funding Limited Series 3

By:	/S/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

TRS ARIA LLC

By:	/S/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

TRS CALLISTO LLC

By:	/S/ ALICE L. WAGNER
	Name:	Alice L. Wagner
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Delaware Corporate Bond Fund

By:	/S/ RYAN BRIST
	Name:	Ryan Brist
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

American Express Certificate Company

By:	American Express Asset Management Group as Collateral Manager

By:	/S/ YVONNE STEVENS
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

IDS Life Insurance Company

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/S/ YVONNE STEVENS
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Centurion CDO VII, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/S/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Centurion CDO VI, Ltd.

By:	American Express Asset Management Group as Collateral Manager

By:	/S/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Sequils-Centurion V, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/S/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Centurion CDO II, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/S/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Centurion CDO III, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/S/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Access Institutional Loan Fund

By:	Deerfield Capital Management LLC as its Portfolio Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Libertyview Loan Fund LLC

By:	/S/ GEORGE T. HARTIGAN
	Name:	George T. Hartigan
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Franklin Templeton Lim. Duration Income Trust			Franklin CLO I, Limited

Franklin Floating Rate Trust			Franklin CLO II, Limited

Franklin Floating Rate Master Series			Franklin CLO III, Limited

Franklin Floating Rate Daily Access Fund			Franklin CLO IV, Limited

By:	/S/ TYLER CHAN
	Name:	Tyler Chan
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Gulf Stream-Compass CLO 2002-1 Ltd

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/S/ BARRY K. LOVE
	Name:	Barry K. Love
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Gulf Stream-Compass CLO 2003-1 Ltd

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/S/ BARRY K. LOVE
	Name:	Barry K. Love
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Gulf Stream-Compass CLO 2004-1 Ltd

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/S/ BARRY K. LOVE
	Name:	Barry K. Love
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

AIB Debt Management Limited

By:	/S/ RIMA TERRADISTA		By:	/S/ ROISIN O’CONNELL
	Name:	Rima Terradista		Name:	Roisin O’Connell
	Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited		Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Allied Irish Banks PLC

By:	/S/ RIMA TERRADISTA		By:	/S/ ROISIN O’CONNELL
	Name:	Rima Terradista		Name:	Roisin O’Connell
	Title:	Senior Vice President		Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Hamilton Floating Rate Fund, LLC

By:	/S/ DEAN STEPHAN

	Name:	Dean Stephan
	Title:	Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Premium Loan Trust I, Ltd.

By:	/S/ TIMOTHY S. VAN KIRK
	Name:	Timothy S. Van Kirk
	Title:	Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

The Sumitomo Trust & Banking Co., Ltd. New York Branch

By:	/S/ ELIZABETH A. QUIRK
	Name:	Elizabeth A. Quirk
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Citadel Hill 2000 Ltd.

By:	/S/ ALEX CLARKE
	Name:	Alex Clarke
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

SEQUILS-Cumberland I, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Rosemont CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Bryn Mawr CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Forest Creek CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Long Grove CLO, Limited

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Gallatin Funding I, Ltd.

By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/S/ NIALL D. ROSENZWEIG
	Name:	Niall D. Rosenzweig
	Title:	Associate Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Braymoor & Co.

By:	Bear Stearns Asset Management, Inc. as its attorney-in-fact

By:	/S/ NIALL D. ROSENZWEIG
	Name:	Niall D. Rosenzweig
	Title:	Associate Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Grayston CLO II 2004-1 LTD.

By:	Bear Stearns Asset Management, Inc., as its Collateral Manager

By:	/S/ NIALL D. ROSENZWEIG
Name: Niall D. Rosenzweig
Title: Associate Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Grayston CLO 2001-01 Ltd.

By:	Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/S/ NIALL D. ROSENZWEIG
	Name:	Niall D. Rosenzweig
	Title:	Associate Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/S/ JOHN P. THACKER
	Name:	John P. Thacker
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

By:	/S/ JOHN P. THACKER
	Name:	John P. Thacker
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/S/ JOHN P. THACKER
	Name:	John P. Thacker
	Title:	Chief Credit Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Harris Nesbitt Financing, Inc.

By:	/S/ NAGHMEH HASHEMIFARD
	Name:	Naghmeh Hashemifard
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Hewett’s Island CDO, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/S/ JEFFREY MEGAR
	Name:	Jeffrey Megar
	Title:	Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Natexis Banques Populaires

By:	/S/ MICHAEL T. PELLERITO
	Name:	Michael T. Pellerito
	Title:	Vice President

By:	/S/ EVAN S. KRAUS
	Name:	Evan S. Kraus
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Deutsche Bank Trust Company Americas

By:	/S/ SUSAN LEFEVRE
	Name:	Susan LeFevre
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Wachovia Bank, NA

By:	/S/ JOE MYNATT
	Name:	Joe Mynatt
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

National City Bank

By:	/S/ CHRISTIAN KALMBACH
	Name:	Christian Kalmbach
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ECL Funding LLC

By:	/S/ JASON TRALA
	Name:	Jason Trala
	Title:	Attorney-In-Fact

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Continental Casualty Company

By:	/S/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Prometheus Investment Funding No. 1 Ltd.

By:	HVB Credit Advisors LLC

By:	/S/ THOMAS L. MOWAT
	Name:	Thomas L. Mowat
	Title:	Director

By:	/S/ JAMES T. LI
	Name:	James T. Li
	Title:	Associate Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

United Overseas Bank Limited, New York Agency

By:	/S/ KWONG YEW WONG
	Name:	Kwong Yew Wong
	Title:	Agent & General Manager

By:	/S/ PHILIP CHEONG
	Name:	Philip Cheong
	Title:	VP & Deputy General Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Dresdner Bank AG New York and Grand Cayman Branches

By:	/S/ DANIEL CONLON
	Name:	Daniel Conlon
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Morgan Stanley Senior Funding, Inc.

By:	/s/ DAWN DIGIANNO
	Name:	Dawn DiGianno
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

JPMorgan Chase Bank, N.A.

By:	/S/ THOMAS H. KOZLARK
	Name:	Thomas H. Kozlark
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Ares IV CLOLtd.			Ares V CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager		By:	Ares CLO Management V, LP, Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member		By:	Ares CLO GP V, LLC, Its Managing Member

By:	/S/ SETH J. BRUFSKY		By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky	Name:	Seth J. Brufsky
	Title:	Vice President	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Ares VI CLO Ltd.			Ares VII CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager		By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VI, LLC Its Managing Member		By:	Ares CLO GP VII, LLC Its General Partner

By:	/S/ SETH J. BRUFSKY		By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky	Name:	Seth J. Brufsky
	Title:	Vice President	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ARES Leveraged Investment Fund II, L.P.			ARES III CLO Ltd.

By:	ARES Management II, L.P.		By:	ARES CLO Management LLC
Its:	General Partner

By:	/S/ SETH J. BRUFSKY		By:	/S/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky	Name:	Seth J. Brufsky
	Title:	Vice President	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Landmark III CDO Limited

By:	Aladdin Capital Management, LLC, as Manager

By:	/S/ JOHN J. D’ANGELO
	Name:	John J. D’Angelo
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Strong Short-Term High Yield Bond Fund

By:	/S/ GILBERT L. SOUTHWELL, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Archimedes Funding IV (Cayman), Ltd.

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Archimedes Funding III, Ltd.

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Balanced High-Yield Fund II, Ltd.

By:	ING Capital Advisors LLC, as Asset Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ING-ORYX CLO, Ltd.

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Endurance CLO I, Ltd.

By:	ING Capital Advisors LLC, as Portfolio Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Nemean CLO, Ltd.

By:	ING Capital Advisors LLC, as Investment Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

SEQUILS-ING I (HBDGM), LTD.

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/S/ STEVEN GORSKI
	Name:	Steven Gorski
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Union Bank of California, N.A.

By:	/S/ RICHARD VIAN
	Name:	Richard Vian
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Columbus Loan Funding Ltd.

By:	Travelers Asset Management International Company LLC

By:	/S/ RONALD CARTER
	Name:	Ronald Carter
	Title:	VP

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Eagle Master Fund Ltd.

By:	Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.

By:	/S/ RONALD CARTER
	Name:	Ronald Carter
	Title:	VP

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Credit Industriel et Commercial

By:	/S/ MARCUS EDWARD
	Name:	Marcus Edward
	Title:	Vice President

By:	/S/ ANTHONY ROCK
	Name:	Anthony Rock
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Indosuez Capital Funding VI Limited, as a lender

By:	Lyon Capital Management LLC as Collateral Manager

By:	/s/ ALEXANDER B. KENNA
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

LCM II Limited Partnership, as a lender

By:	Lyon Capital Management LLC as Collateral Manager

By:	/S/ ALEXANDER B. KENNA
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

LCM I Limited Partnership, as a lender

By:	Lyon Capital Management LLC as Collateral Manager

By:	/S/ ALEXANDER B. KENNA
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Transamerica Life Insurance and Annuity Company

By:	/S/ JOHN BAILEY
	Name:	John Bailey
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Transamerica Occidental Life Insurance Company

By:	/S/ JOHN BAILEY
	Name:	John Bailey
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Calyon New York Branch

By:	/S/ ALEX AVERBUKH
	Name:	Alex Averbukh
	Title:	Director

By:	/S/ MARK KONEVAL
	Name:	Mark Koneval
	Title:	Managing Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

The Bank of Nova Scotia

By:	/S/ IAN A. HODGART
	Name:	Ian A. Hodgart
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Octagon Investment Partners III, Ltd.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/S/ ANDREW D. GORDON
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

AMMC CDO I, Limited

By:	American Money Management Corp., as Collateral Manager

By:	/S/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

AMMC CDO II, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

GSC Partners Gemini Fund Limited,

By:	GSCP (NJ), L.P., as Collateral Monitor

By:	GSCP (NJ), INC., its General Partner

By:	/S/ SETH KATZENSTEIN
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Erste Bank New York

By:	/S/ ROBERT J. WAGMAN		By:	/S/ BRYAN J. LYNCH
	Name:	Robert J. Wagman	Name:	Bryan J. Lynch
	Title:	Vice President Erste Bank New York Branch	Title:	First Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

The Governor & Co. of the Bank of Ireland

By:	/S/ GERALDINE HANNON
	Name:	Geraldine Hannon
	Title:	Authorised Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

UBS AG, Stamford Branch

By:	UBS Securities LLC, as Agent			as Converting Tranche B Lender

By:	/S/ WILFRED V. SAINT		By:	/S/ WINSLOWE OGBOURNE
	Name:	Wilfred V. Saint	Name:	Winslowe Ogbourne
	Title:	Director Banking Products Services, US	Title:	Associate Director Banking Products Services, US

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Citigroup Investments Corporate Loan Fund Inc.

By:	Travelers Asset Management International Company LLC

By:	/S/ RONALD CARTER
	Name:	Ronald Carter
	Title:	VP

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

CITICORP INSURANCE AND INVESTMENT TRUST By: Travelers Asset Management International Company, LLC

By:	/S/ ALLEN CANTRELL
	Name:	Allen Cantrell
	Title	Investment Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

THE TRAVELERS INSURANCE COMPANY

By:	/S/ ALLEN CANTRELL
	Name:	Allen Cantrell
	Title:	Investment Officer

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

OCTAGON INVESTMENT PARTNERS VI, LTD. By Octagon Credit Investors, LLC as collateral manager

By:	/S/ ANDREW D. GORDON
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/S/ ANDREW D. GORDON
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LLC as Collateral Manager

By:	/S/ ANDREW D. GORDON
	Name:	Andrew D. Gordon
	Title:	Portfolio Manager

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

BANK OF AMERICA, N.A.

By:	/S/ ROBERT KLAWINSKI
	Name:	Robert Klawinski
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

FLEET NATIONAL BANK

By:	/S/ ROBERT KLAWINSKI
	Name:	Robert Klawinski
	Title:	Senior Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

GoldenTree Loan Opportunities II, Ltd.

By:	GoldenTree Asset Management, LP

By:	/S/ FREDERICK S. HADDAD
	Name:	Frederick S. Haddad
Title:

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

GoldenTree Loan Opportunities I, Ltd.

By:	GoldenTree Asset Management, LP

By:	/S/ FREDERICK S. HADDAD
	Name:	Frederick S. Haddad
Title:

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Flagship CLO 2001-1

By:	Flagship Capital Management, Inc.

By:	/S/ ERIC S. MEYER
	Name:	Eric S. Meyer
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Flagship CLO II

By:	Flagship Capital Management, Inc.

By:	/S/ ERIC S. MEYER
	Name:	Eric S. Meyer
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

AVRVM CLO 2002-1 Ltd.

By:	Columbia Management Advisors, Inc. as Investment Manager

By:	/S/ ERIC S. MEYER
	Name:	Eric S. Meyer
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Flagship CLO III

By:	Flagship Capital Management, Inc.

By:	/S/ ERIC S. MEYER
	Name:	Eric S. Meyer
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/S/ KIMBERLY MILLER		By:	/S/ BRETT DELFINO
	Name:	Kimberly Miller		Name:	Brett Delfino
	Title:	Vice President		Title:	Executive Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

GE COMMERCIAL FINANCE

By:	/S/ JAMES MILLER
	Name:	James Miller
	Title:	Duly Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

HIGHLAND FLOATING RATE ADVANTAGE FUND By: Highland Capital Management, L.P., its Investment Advisor

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

LOAN STAR STATE TRUST By: Its Investment Manager, Highland Capital Management, L.P. By: Its General Partner, Strand Advisors, Inc.

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY By: Highland Capital Management, L.P., its Investment Advisor

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ELF FUNDING TRUST I By: Highland Capital Management, L.P., as Captal Manager

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

LOAN FUNDING VII LLC

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

HCM US Loans MAC 43, Ltd.

By:	Highland Capital Management, L.P. As Attorney-In-Fact

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Highland Legacy Limited

By:	Highland Capital Management, As Collateral Manager

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Restoration Funding CLO, LTD

By:	Highland Capital Management, L.P. as Collateral Manager

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Pam Capital Funding L.P.

By:	Highland Capital Management, L.P. as Collateral Manager

By:	/S/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Highland Offshore Partners, L.P.

By:	Highland Capital Management, L.P. as Collateral Manager

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Highland Loan Funding V Ltd.

By: Highland Capital Management L.P. As Collateral Manager

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Loan Funding IV, LLC

By:	Highland Capital Management, L.P. As Portfolio Manager

By:	/S/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager Highland Capital Management, L.P.

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Harch CLO I, Ltd.

By:	/S/ MICHAEL E. LEWITT
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Trumbull THC, Ltd.

By:	/S/ JANET HAACK
	Name:	Janet Haack
	Title:	As Attorney-in-Fact

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Allstate Life Insurance Company

By:	/S/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/S/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Mountain Capital CLO 1 Ltd.

By:	/S/ DARREN P. RILEY
	Name:	Darren P. Riley
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Mountain Capital CLO 11 Ltd.

By:	/S/ DARREN P. RILEY
	Name:	Darren P. Riley
	Title:	Director

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Lehman Commercial Paper Inc.

By:	/S/ TESHA SPANN
	Name:	Tesha Spann
	Title:	Authorized Signatory

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ING Capital LLC

By:	/S/ ANNIE MOY
	Name:	Annie Moy
	Title:	Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Harbour Town Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Gleneagles Trading LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

ELT LTD.

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

PPM Shadow Creek Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Pinehurst Trading, Inc.

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Muirfield Trading LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

PPM Spyglass Funding Trust

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Winged Foot Funding Trust

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Authorized Agent

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

SRF 2000, Inc.

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Seminole Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Sawgrass Trading LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Riviera Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Stanwich Loan Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Jupiter Loan Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

LENDER ADDENDUM TO THIRD AMENDMENT DATED AS OF NOVEMBER 24, 2004, OF THE DEX MEDIA WEST CREDIT AGREEMENT DATED AS OF SEPTEMBER 9, 2003, AS AMENDED.

This is a Lender Addendum referred to, and is a signature page to, the Third Amendment dated as of November 24, 2004 (the “Amendment”) of the Credit Agreement dated as of September 9, 2003, as amended, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, various Lenders and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche B Term Loans into new Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Converting Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (ii) if executing this Lender Addendum in the capacity of an Additional Tranche B Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of its Tranche B Undertaking, as reflected with respect to Additional Tranche B Term Lenders in the revised Schedule 2.01 to the Credit Agreement contemplated by the Amendment, (iii) if executing this Lender Addendum in the capacity of a Revolving Lender, to the terms of the Amendment, and (iv) if executing this Lender Addendum in the capacity of a Tranche A Lender, to the terms of the Amendment.

Name of Institution:

Laguna Funding LLC

By:	/S/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President